================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
              ----------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 13, 2005

                Date of Report (Date of earliest event reported)
              ----------------------------------------------------


                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)


DELAWARE                                000-30229                 04-3387074
--------                                ---------                 ----------
(State or Other Jurisdiction       (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)

                250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS 01824
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 614-8100

              (Registrant's telephone number, including area code)

              ----------------------------------------------------
================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b). Departure of Directors or Principal Officers; Election of
              Directors; Appointment of Principal Officers.

     On June 9, 2005, Sonus Networks, Inc. was notified that Paul J. Ferri is retiring from the Company's Board of Directors effective June 30, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 13, 2005                     SONUS NETWORKS, INC.

                                        By:
                                           /s/ Ellen Richstone
                                           -------------------
                                           Ellen Richstone
                                           Chief Financial Officer